UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Oracle Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

ORACLE CORPORATION

To Be Held On November 15, 2017 at 10:00 a.m., Pacific Time

in the Oracle Corporation Conference Center,

350 Oracle Parkway, Redwood City, California

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 11/03/2017.

Please visit http://www.astproxyportal.com/ast/17983 where the following materials are available for view:
• Proxy Statement • Form of Proxy Card • Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)

E-MAIL: info@astfinancial.com

WEBSITE: http://us.astfinancial.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit http://www.astproxyportal.com/ast/17983 and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time on November 14, 2017.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit http://www.astproxyportal.com/ast/17983 to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. Election of Board of Directors:		2.	Advisory Vote to Approve the Compensation of the Named Executive Officers.

NOMINEES:		3.	Advisory Vote on the Frequency of Future Advsory Votes on the Compensation of Named Executive Officers.

	Jeffrey S. Berg Michael J. Boskin Safra A. Catz Bruce R. Chizen George H. Conrades Lawrence J. Ellison Hector Garcia-Molina Jeffrey O. Henley Mark V. Hurd Renée J. James Leon E. Panetta Naomi O. Seligman	4.	Approval of the Oracle Corporation Amended and Restated 2000 Long-Term Equity Incentive Plan.
		5.	Ratification of the Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for Fiscal Year 2018.

		6.	Stockholder Proposal Regarding Political Contributions Report.
		7.	Stockholder Proposal Regarding Pay Equity Report.
		8.	Stockholder Proposal Regarding Proxy Access Reform.

		The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2, 4 and 5, ONE YEAR on Proposal 3, and AGAINST Proposals 6, 7 and 8.

Please note that you cannot use this notice to vote by mail.